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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported) August 2, 2005

                          MOLSON COORS BREWING COMPANY
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             (Exact name of registrant as specified in its charter)

             Delaware                    1-14829              84-0178360
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   (State or other jurisdiction        (Commission          (IRS Employer
         of incorporation              File Number)       Identification No.)

             1225 17th Street, Suite 1875
                  Denver, Colorado                               80202
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                                                               (Zip Code)

              1555 Notre Dame Street East
                Montreal, Quebec Canada                          H2L 2R5
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       (Address of principal executive offices)               (Postal Code)

  Registrant's telephone number, including area code   303.277.6661 (Colorado)
                                                       514.521.1786 (Quebec)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                           PART II. OTHER INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     (a) On August 2, 2005, Molson Coors Brewing Company issued a press release setting forth its earnings for the second fiscal quarter of 2005 ended June 26, 2005. A copy of its press release is being furnished as Exhibit 99.1 attached hereto and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MOLSON COORS BREWING COMPANY
                                           (Registrant)
Date: August 2, 2005
                                           /s/ Ronald A. Tryggestad
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                                           (Ronald A. Tryggestad, Controller and
                                           Chief Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.    Description
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   99.1        Press release of Molson Coors Brewing Company dated
               August 2, 2005, reporting Molson Coors Brewing Company financial results for the second fiscal quarter of 2005 ended
               June 26, 2005.